U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 5)

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 10, 2002
                                                        ------------------


                        FREESTAR TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Nevada
                     ---------------------------------------
                     (State or jurisdiction of incorporation
                                or organization)


                                    0-28749
                             -----------------------
                             (Commission File Number


                                  88-0446457
                      -------------------------------------
                     (I.R.S. Employer Identification Number


               Calle Fantino Falco, J.A. Baez Building, 2nd Floor,
                        Santo Domingo, Dominican Republic
               ---------------------------------------------------
                    (Address of principal executive offices)


                  Registrant's telephone number: (809) 503-5911
                                                 --------------

          -----------------------------------------------------------
          Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 10, 2002, the Registrant entered into an agreement with Heroya Investments Limited for the acquisition of privately held Rahaxi Processing Oy ("Rahaxi"), a Northern European online credit card processing enterprise headquartered in Helsinki, Finland. The terms of the acquisition, valued at $4,300,000, provide for the Registrant to make incremental cash payments to the seller over the course of 13 months, and to collateralize the full value of the acquisition in the form of an equivalent amount of common stock of the Registrant. In addition, the seller shall be entitled to receive 10% of the net profits generated by Rahaxi for the first four quarters immediately following the closing date.

         On December 16, 2002, the parties to that agreement executed an amendment. Under this amendment, the purchase price of $4,300,000 is to be paid in restricted common stock of the Registrant and cash as follows:

         (a) The Registrant shall issue to Heroya 22,000,000 restricted shares of common stock in consideration for 53.3% of Rahaxi's common stock outstanding (16 of 30 shares) no later than January 1, 2003.

         (b) The remainder of the purchase price ($2,008,100) is to be paid in cash, with payments due from February 16, 2003 to December 16, 2003. The Registrant may pay the entire balance of the purchase price in full at any time.

On January 16, 2003, the Registrant issued 22,000,000 restricted shares of common stock to Heroya in order to obtain a majority interest of Rahaxi.

         On February 25, 2003, the parties to that agreement executed a second amendment. Under this second amendment, the cash portion of the purchase price of $4,300,000 is to be reduced from approximately 47% to approximately 13%. Thus, the Registrant's holding of Rahaxi shares increases from 16 to 26 (representing approximately 87% of the 30 shares issued and outstanding). Payment shall be made as follows:

         (a) The Registrant shall issue to Heroya 23,200,000 restricted shares of common stock in consideration for an additional 33.3% of Rahaxi's common stock outstanding (additional 10 of 30 shares) no later than March 10, 2003.

         (b) The remainder of the cash purchase price ($552,100) is to be paid in cash, with payments due from March 10, 2003 to December 16, 2003. The Registrant may pay the entire balance of the purchase price in full at any time.

On April 27, 2003, the Registrant issued 23,200,000 restricted shares of common stock to Heroya under the terms of the second amendment.



         On June 27, 2003, the parties to that agreement executed a third amendment. Under this third amendment, the Registrant purchased the last 13.3% of Rahaxi from Heroya in exchange for Registrant common stock representing the outstanding cash balance of $502,100, bringing total equity payments to a cash value equivalent of $4,300,000. On August 28, 2003, the Registrant issued 8,100,000 restricted shares of common stock to Heroya under the terms and in satisfaction of this third amendment.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements.
--------------------

         The Registrant has determined  that this  acquisition  must comply with
Securities  and  Exchange  Commission  rules  regarding  financial   disclosure.
Therefore, financial statements were furnished for Rahaxi as follows:

         (a) audited financial statements for the two most recent fiscal years ended April 30;

         (b) unaudited interim financial statements for the period from May 1, 2002 through March 31, 2003; and

         (c) pro forma financial information.

These financial statements are set forth in an amended Form 8-K filed on June 2, 2003.

Exhibits.
---------

         Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                FreeStar Technology Corporation



Dated: October 13, 2003                         By: /s/ Paul Egan
                                                    ----------------
                                                Paul Egan, President

                                  EXHIBIT INDEX

Number                             Description
------                             -----------

2.1 Acquisition Agreement between the Registrant and Heroya Investments Limited, effective on September 10, 2002 (the following schedules have been omitted: Schedule 1, books and records of Rahaxi; Schedule 2, draft employment agreements with Hans Turitz and Tony Horrell; and Schedule 3, list of clients introduced to Rahaxi by HEROYA) (incorporated by reference to Exhibit 2 of the Form 8-K filed on September 25,
                  2002).

2.2 Amendment 1 to Acquisition Agreement between the Registrant and Heroya Investments Limited, dated December 16, 2002 (incorporated by reference to Exhibit 2.2 of the Form 8-K/A filed on December 24, 2002).

2.3 Amendment 2 to Acquisition Agreement between the Registrant and Heroya Investments Limited, dated February 25, 2003 (incorporated by reference to Exhibit 2.3 of the Form 8-K/A filed on February 28, 2003).


2.4 Amendment 3 to Acquisition Agreement between the Registrant and Heroya Investments Limited, dated June 27, 2003 (see below).